===========================================================================

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 17, 1999

                       American Express Master Trust
                         (Issuer in respect of the
    6.60% Class A Accounts Receivable Trust Certificates, Series 1992-2,
   5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1,
    7.60% Class A Accounts Receivable Trust Certificates, Series 1994-2,
    7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
    5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)

             American Express Receivables Financing Corporation
                Co-Originator of the Trust and a Transferor
                -------------------------------------------
           (Exact name of registrant as specified in its charter)

                                    33-47812
                                    33-49106
                                    33-67502
                                    33-81634
                                   333-51045
         Delaware                  000-21424          13-3632012
---------------------------        ----------         ----------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Numbers)     Identification No.)

200 Vesey Street, New York, New York                    10285
------------------------------------                    -----
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code  (212) 640-3975
                                                    --------------

                      American Express Centurion Bank
                Co-Originator of the Trust and a Transferor
                --------------------------------------------
           (Exact name of registrant as specified in its charter)

              Utah                000-21424-01       11-2869526
----------------------------      ------------       -----------
(State or other jurisdiction      (Commission       (IRS Employer
   of incorporation)              File Numbers)    Identification No.)

6985 Union Park Center, Midvale, Utah                   84047
----------------------------------------                -----
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code  (801) 565-5000
                                                    --------------

===========================================================================
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Item 5.  Other Events

         Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated May 11, 1999 for the Distribution Date occurring on May 17, 1999 and the preceding Due Period from March 29, 1999 through April 27, 1999 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30,
1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on May 17, 1999, is contained in the Payment Date
Statements provided to the holders of such Class A Certificates. In-formation concerning interest distributions made on the Class B Certificates Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on
May 17, 1999, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                       Description

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on May 17, 1999.

Exhibit 20.2       Payment Date Statements relating to interest distributions
                   on   the  Class  B  Certificates, Series  1992-2,  1993-1,
                   1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on May
                   17, 1999.

Exhibit 99.1 Monthly Servicer's Certificate dated May 11, 1999 for the Distribution Date occurring on May 17, 1999 and the preceding Due Period from March 29, 1999 through April 27, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.


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                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  May 17, 1999


                                    AMERICAN EXPRESS MASTER TRUST


                                    AMERICAN EXPRESS RECEIVABLES
                                    FINANCING CORPORATION,
                                    Transferor


                                    By:    /s/ Leslie R. Scharfstein
                                           -------------------------
                                    Name:  Leslie R. Scharfstein
                                    Title: President





                                    AMERICAN EXPRESS CENTURION
                                    BANK,
                                    Transferor


                                    By:    /s/ Rhonda Halpern
                                           ------------------
                                    Name:  Rhonda Halpern
                                    Title: Chief Financial Officer and Treasurer

                                EXHIBIT INDEX


Designation                Description                                    Page

Exhibit 20.1    Payment  Date  Statements relating to interest              5
                distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on
                May 17, 1999.

Exhibit 20.2    Payment  Date  Statements relating to interest             12
                distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1,
                1996-2 and 1998-1 occurring on May 17, 1999.

Exhibit 99.1    Monthly  Servicer's  Certificate  dated  May 11,           27
                1999 for the Distribution  Date occurring on May
                17, 1999 and the preceding Due Period from March
                29, 1999 through  April 27, 1999 provided to The
                Bank of New York, as Trustee under the Agreement for the American Express Master Trust.